UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2019

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

Port Street Quality Growth Fund
Institutional Class Shares — PSQGX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.portstreetinvest.com/port-street-quality-growth-fund/about-the-fund/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-369-6220, or by sending an email request to info@portstreetinvest.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-369-6220 or send an email request to info@portstreetinvest.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Annual Report

www.portstreetinvest.com	March 31, 2019

PORT STREET QUALITY GROWTH FUND

Dear Shareholders,

March 31, 2019 marked Port Street Quality Growth Fund’s (“Quality Growth”) 5-year anniversary. Thank you for the opportunity to report on the Funds’ strategy, performance, and outlook going forward.

Quality Growth Fund Performance

For the twelve months ending March 31, 2019, the Quality Growth returned 7.07% while the S&P 500 returned 9.50% and the Russell 1000 Growth was up 12.75%.

Our strategy’s continued under-performance of its benchmarks did not come as a surprise given the type of stock market we’ve experienced these past twelve months when volatility, until only very recently, remained near all-time lows and stock valuations have expanded.  As we’ve explained in previous letters, we expect our Fund to under-perform in markets that are rising due to equity multiple expansion (rather than due to a breadth of corporate earnings growth).  When market valuations expand while volatility falls, the strategy has tended to end up with a growing cash position.  Our cash position in this type of rising market will serve as a drag on performance as it becomes harder to find great businesses priced at discounts sufficiently below their intrinsic value.  The biggest detractor to performance continues to be our cash position (41%).  Our largest contributors to performance relative to benchmarks were our underweight in Financials and our stock selection in Industrials.

Quality Growth Fund Strategy

Quality Growth’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages, and capable management. The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth. Quality Growth’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

Outlook

Over the last twelve months, the global economy transitioned from one of broad global growth to one approaching a slow-down.  Volatility also returned in the last two quarters.  We witnessed investor distaste for what appeared to be a new Fed policy of tightening in 4Q18, which resulted in an extraordinary market sell-off to end 2018.  This quarter was then followed by an extraordinary market rebound the last three months, as investors celebrated what many view as capitulation by Fed Chairman Powell et al. in agreeing to suspend rate hikes and other forms of tightening.  As the dust settles from this six month roller coaster ride, we find ourselves in pretty much the same place- with a market that is fairly valued, an economy that is growing modestly, and fingers of instability in Europe, (e.g. negative interest rates, Italian bank issues), China (trade), at home (slowing economy?) and elsewhere.  Global debt to GDP, for example, totals well more than 200% which is nearly forty percentage points higher than in 2007 pre-debt crisis!

As a result of extraordinary fiscal stimulus during the last decade and the consequent rise in asset prices, risk takers continue to be rewarded while more conservative investors are being left behind. For active risk managers like ourselves, as long as equity markets and valuations continue to rise, the investable universe of great businesses priced below their intrinsic value continue to shrink.  We hope to enjoy the growth in our portfolios that often come with a market that continues higher, while remaining strictly disciplined in deploying capital intelligently- that is in owning only those securities that offer attractive returns with a “margin of safety” discount to its intrinsic value.  Because

PORT STREET QUALITY GROWTH FUND

we are trying to maximize returns on every dollar we deploy, we remain strictly disciplined on the price we pay and the risk we’re taking to own a business.  We fully expect our disciplined approach to prevent us from participating entirely in bull markets.  Importantly, however, we also expect this discipline to prevent us from permanent capital impairment when a long-anticipated revaluation of assets occurs.  Nobody knows what the timing and direction of the market will be during the next three months or twelve months.  However, we fully expect that regardless of timing and direction, the capital preservation bias underlying our strategy will allow us the potential to better protect capital in down periods and in turn seek to better compound capital over full market cycles.

Thank you for your trust and confidence in our stewardship.

Graham Pierce	Douglas Allison, CFA
CEO	President

Diversification does not assure a profit nor protect against a loss in a declining market.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be Preceded or Accompanied by a Prospectus.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

It is not possible to directly invest in an index.

Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value. In other words, when market price is significantly below your estimation of the intrinsic value, the difference is the margin of safety.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedules of Investments in this report.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility. The Fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

Port Street Quality Growth Fund is distributed by Quasar Distributors, LLC.

PORT STREET QUALITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – as of March 31, 2019
				Since
	1 Year	3 Year	5 Year	Inception(1)
Port Street Quality Growth Fund	7.07%	7.92%	6.68%	6.68%
S&P 500 Index(2)	9.50%	13.51%	10.91%	10.91%
Russell 1000 Growth Index(3)	12.75%	16.53%	13.50%	13.50%

(1)	April 1, 2014.
(2)
The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. It is not possible to directly invest in an index.

(3)
The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.

PORT STREET QUALITY GROWTH FUND

Expense Example (Unaudited)
March 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) on going costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 – March 31, 2019).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2018)	Value (3/31/2019)	(10/1/2018 to 3/31/2019)
Institutional Class Actual(2)	$1,000.00	$1,005.20	$5.60
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.35	$5.64

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.12% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2019 of 0.52%.

PORT STREET QUALITY GROWTH FUND

Allocation of Portfolio(1) (Unaudited)
as of March 31, 2019
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of March 31, 2019
(% of net assets)

Apple, Inc.	4.6%
United Technologies Corp.	4.2%
Oracle Corp.	4.1%
Berkshire Hathaway, Inc., Class B	4.1%
Cisco Systems, Inc.	3.9%
Novo Nordisk – ADR	3.5%
International Business Machines, Corp.	3.0%
Microsoft Corp.	3.0%
Cognizant Technology Solutions Corp., Class A	3.0%
Walt Disney Co.	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PORT STREET QUALITY GROWTH FUND

Schedule of Investments
March 31, 2019
	Shares	Value
COMMON STOCKS — 59.4%

Communication Services — 4.6%
Alphabet, Inc., Class A*	1,500	$1,765,335
Walt Disney Co.	30,000	3,330,900
		5,096,235
Consumer Discretionary — 4.6%
NIKE, Inc., Class B	24,600	2,071,566
Polaris Industries, Inc.	8,400	709,212
Starbucks Corp.	30,500	2,267,370
		5,048,148
Consumer Staples — 6.9%
Coca-Cola Co.	80	3,749
PepsiCo, Inc.	8,200	1,004,910
Procter & Gamble Co.	19,900	2,070,595
Reckitt Benckiser Group plc — ADR	105,000	1,777,650
Wal-Mart Stores, Inc.	28,100	2,740,593
		7,597,497
Financials — 4.0%
Berkshire Hathaway, Inc., Class B*	22,300	4,479,847

Health Care — 8.5%
Becton, Dickinson & Co.	3,500	874,055
Biogen, Inc.*	7,400	1,749,212
Medtronic plc	5,200	473,616
Novo Nordisk — ADR	74,600	3,902,326
Varian Medical Systems, Inc.*	16,600	2,352,552
		9,351,761
Industrials — 7.5%
C.H. Robinson Worldwide, Inc.	19,700	1,713,703
Expeditors International of Washington, Inc.	25,600	1,943,040
United Technologies Corp.	36,000	4,640,040
		8,296,783
Information Technology — 23.3%
Accenture plc, Class A	9,500	1,672,190
Apple, Inc.	26,700	5,071,665
Cisco Systems, Inc.	79,800	4,308,402
Cognizant Technology Solutions Corp., Class A	46,200	3,347,190

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Schedule of Investments – Continued
March 31, 2019
	Shares	Value
Information Technology — 23.3% (Continued)
International Business Machines Corp.	23,800	$3,358,180
Microsoft Corp.	28,400	3,349,496
Oracle Corp.	84,600	4,543,866
		25,650,989
Total Common Stocks
(Cost $48,731,051)		65,521,260

	Par
SHORT-TERM INVESTMENTS — 35.4%
U.S. Treasury Bills
2.24%, 04/25/2019 (a)	$12,500,000	12,480,552
2.31%, 05/16/2019 (a)	14,300,000	14,257,857
2.33%, 06/20/2019 (a)	12,300,000	12,235,520
Total Short-Term Investments
(Cost $38,971,719)		38,973,929
Total Investments — 94.8%
(Cost $87,702,770)		104,495,189
Other Assets and Liabilities, Net — 5.2%		5,690,965
Total Net Assets — 100.0%		$110,186,154

*	Non-income producing security.
(a)	The rate shown is the annualized seven day effective yield as of March 31, 2019.
ADR — American Depositary Receipt

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Assets and Liabilities
March 31, 2019

ASSETS:
Investments, at value
(cost $87,702,770)	$104,495,189
Cash	5,659,186
Dividends & interest receivable	91,446
Receivable for capital shares sold	190,650
Prepaid expenses	18,854
Total assets	110,455,325

LIABILITIES:
Payable for investment securities purchased	100,277
Payable to investment adviser	52,866
Payable for fund administration & accounting fees	16,126
Payable for capital shares redeemed	49,698
Payable for transfer agent fees & expenses	8,419
Accrued shareholder service fees	9,214
Payable for compliance fees	3,058
Payable for trustee fees	3,477
Payable for custody fees	1,806
Accrued other fees	24,230
Total liabilities	269,171

NET ASSETS	$110,186,154

NET ASSETS CONSIST OF:
Paid-in capital	$92,867,785
Total distributable earnings	17,318,369
Net assets	$110,186,154

Net assets	$110,186,154
Shares issued and outstanding(1)	8,221,446
Net asset value, redemption price and offering price per share	$13.40

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Operations
For the Year Ended March 31, 2019

INVESTMENT INCOME:
Dividend income	$1,042,433
Less: Foreign taxes withheld	(13,279)
Interest income	841,284
Total investment income	1,870,438

EXPENSES:
Investment adviser fees (See Note 4)	859,483
Fund administration & accounting fees (See Note 4)	94,857
Shareholder service fees (See Note 5)	59,350
Transfer agent fees & expenses (See Note 4)	54,009
Federal & state registration fees	26,403
Audit & tax fees	17,000
Compliance fees (See Note 4)	16,378
Trustee fees (See Note 4)	12,314
Custody fees (See Note 4)	10,678
Legal fees	9,441
Postage & printing fees	8,215
Other fees	6,373
Total expenses before net recoupment/(waiver)	1,174,501
Less: net recoupment/(waiver) (See Note 4)	(35,042)
Net expenses	1,139,459

NET INVESTMENT INCOME	730,979

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	991,790
Net change in unrealized appreciation on investments	5,326,611
Net realized and unrealized gain on investments	6,318,401

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,049,380

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
OPERATIONS:
Net investment income	$730,979	$194,172
Net realized gain on investments	991,790	380,698
Net change in unrealized appreciation
on investments	5,326,611	7,138,985
Net increase in net assets resulting from operations	7,049,380	7,713,855

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	28,427,430	51,041,451
Proceeds from reinvestment of distributions	1,154,241	361,579
Payments for shares redeemed	(21,596,273)	(15,014,765)
Net increase in net assets resulting
from capital share transactions	7,985,398	36,388,265

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(1,649,622)	(489,314	)*

TOTAL INCREASE IN NET ASSETS	13,385,156	43,612,806

NET ASSETS:
Beginning of year	96,800,998	53,188,192
End of year	$110,186,154	$96,800,998	**

*	Includes net investment income distributions of $128,802, and net realized gain distributions of $360,512.
**	Includes accumulated undistributed net investment income of $80,830.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	March 31,	March 31,	March 31,		March 31,		March 31,
	2019	2018	2017		2016		2015
PER SHARE DATA:
Net asset value, beginning of year	$12.73	$11.62	$10.97		$10.61		$10.00
Investment operations:
Net investment income (loss)	0.09	0.03	0.00	(1)	0.00	(1)	0.00 (1)
Net realized and unrealized gain
on investments	0.79	1.15	0.72		0.39		0.61
Total from investment operations	0.88	1.18	0.72		0.39		0.61
Less distributions from:
Net investment income	(0.07)	(0.02)	(0.00	)(1)	(0.00	)(1)	—
Net realized gains	(0.14)	(0.05)	(0.07)		(0.03)		—
Total distributions	(0.21)	(0.07)	(0.07)		(0.03)		—
Net asset value, end of year	$13.40	$12.73	$11.62		$10.97		$10.61

TOTAL RETURN	7.07%	10.13%	6.57%		3.65%		6.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$110.2	$96.8	$53.2		$44.1		$23.2
Ratio of expenses to
average net assets:
Before expense reimbursement/waiver	1.16%	1.19%	1.34%		1.59%		3.49%
After expense reimbursement/waiver	1.13%	1.15%	1.15%		1.15%		1.15%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement/waiver	0.69%	0.19%	(0.13)%		(0.48)%		(2.29)%
After expense reimbursement/waiver	0.72%	0.23%	0.06%		(0.04)%		0.05%

Portfolio turnover rate	6%	2%	12%		9%		13%

(1)	Amount per share is less than $0.005.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements
March 31, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on April 1, 2014.  The Fund currently offers an Institutional Class.  Institutional Class shares are subject to a 0.10% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended March 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the year ended March 31, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the year ended March 31, 2016.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended March 31, 2019, no such reclassifications were made.

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2019

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. These securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2019

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$65,521,260	$—	$—	$65,521,260
Short-Term Investments	—	38,973,929	—	38,973,929
Total Investments in Securities	$65,521,260	$38,973,929	$—	$104,495,189

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Port Street Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of net assets, 0.80% on the next $150 million of net assets, 0.75% on the next $500 million of net assets, and 0.70% on net assets over $750 million.

The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities.  Fees associated with these services are paid to the Sub-Adviser by the Adviser.

Effective February 13, 2019, the Adviser has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.97% of the Fund’s average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through July 28, 2020.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
April 2019 – March 2020	$87,401
April 2020 – March 2021	$32,969
April 2021 – March 2022	$35,042

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2019

Prior to February 13, 2019, the Adviser had contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.15% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust was an officer of the Administrator, until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2019 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at a maximum annual rate of 0.10% of the average daily net assets of the Institutional Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended March 31, 2019, the Fund incurred $59,350 in shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Shares sold	2,180,276	4,197,932
Shares issued to holders in reinvestment of dividends	93,461	28,337
Shares redeemed	(1,657,546)	(1,196,917)
Net increase in shares outstanding	616,191	3,029,352

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2019

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2019, were as follows:

	Purchases	Sales
U.S. Government Securities	$ —	$ —
Other	$9,690,546	$3,266,281

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2019, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$17,138,054	$(354,317)	$16,783,737	$87,711,452

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2019, components of distributable earnings on a tax-basis were as follows:

Undistributed	Undistributed	Unrealized	Total Distributable
Ordinary Income	Long-Term Capital Gains	Appreciation	Earnings
$241,077	$293,555	$16,783,737	$17,318,369

As of March 31, 2019, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2019, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the year ended March 31, 2019 were as follows:

Ordinary	Long-Term
Income*	Capital Gains	Total
$631,652	$1,017,970	$1,649,622

The tax character of distributions paid during the year ended March 31, 2018, were as follows:

Ordinary	Long-Term
Income*	Capital Gains	Total
$166,667	$322,647	$489,314

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements – Continued
March 31, 2019

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2019, Charles Schwab & Co., Inc., for the benefit of its customers, owned 38.32% of the outstanding shares of the Fund.

PORT STREET QUALITY GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Port Street Quality Growth Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Port Street Quality Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 29, 2019

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
March 31, 2019

TRUSTEES AND OFFICERS
			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	38	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(47 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	38	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(47 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee and	Indefinite Term;	38	Founder and Managing	Independent
615 E. Michigan St.	Nominating	Since		Principal, SwanDog	Trustee, ALPS
Milwaukee, WI 53202	&	April 2011		Strategic Marketing, LLC	Variable
Year of Birth: 1957	Governance			(2006-Present).	Investment Trust
	Committee				(10 Portfolios)
	Chairman				(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	38	Retired, Executive	None
615 E. Michigan St.	and Trustee	Since		Vice President, U.S.
Milwaukee, WI 53202		January 2011		Bancorp Fund Services,
Year of Birth: 1958				LLC (1994-2018).

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2019

TRUSTEES AND OFFICERS
			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

Brian R. Wiedmeyer	President	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	November 2018		LLC (2005-Present).
Year of Birth: 1973	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Ryan L. Roell	Vice	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President,	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Treasurer	November 2018		LLC (2005-Present).
Year of Birth: 1973	and
Principal
Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		Since		Fund Services, LLC (2016-
Milwaukee, WI 53202		November 2017		Present); Associate, Godfrey
Year of Birth: 1979				& Kahn S.C. (2012-2016).

Benjamin Eirich	Vice	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Since May 2016		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and	(Assistant		LLC (2008-Present).
Year of Birth: 1981	Assistant	Treasurer);
	Treasurer	Since
November 2018
(Vice President)

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2019

TRUSTEES AND OFFICERS
			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Douglas Schafer	Vice	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Since May 2016		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and	(Assistant		LLC (2002-Present).
Year of Birth: 1970	Assistant	Treasurer);
	Treasurer	Since
November 2018
(Vice President)

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2019 was 100% for the Fund.  The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 9.65%.

PORT STREET QUALITY GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended March 31, 2019, and March 31, 2018, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$14,000	$29,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$6,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer President

Date    June 4, 2019

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    June 4, 2019

* Print the name and title of each signing officer under his or her signature.